EXHIBIT 24.1

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                POWER OF ATTORNEY

     The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, BRYANT C. DANNER, ALAN J. FOHRER, THEODORE F. CRAVER, JR., THOMAS M. NOONAN, BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W.R. WHITE, TIMOTHY W. ROGERS, PEGGY A. STERN, RAYNA M. MORRISON, BONITA
J. SMITH, POLLY L. GAULT, BEVERLY K. MARSHALL, DOUGLAS G. GREEN and J. A. BOUKNIGHT, JR., or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 1998, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 1999, any Current Reports on Form 8-K from time to time during 1999 and through March 16, 2000, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the "Act"), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

     Executed at Rosemead, California, as of this 18th day of March, 1999. SOUTHERN CALIFORNIA EDISON COMPANY


                            By:  JOHN E. BRYSON
                                 ------------------------
                                 JOHN E. BRYSON
                                 Chairman of the Board
                                 and Chief Executive Officer

Attest:

BEVERLY P. RYDER
---------------------------
BEVERLY P. RYDER
Secretary

                     1999 Southern California Edison Company
                      10-K, 10-Q, and 8-K Power of Attorney


Principal Executive Officer:

John E. Bryson
---------------------------                     Chairman of the Board, Chief
John E. Bryson                                  Executive Officer and Director


Principal Financial Officer:

Alan J. Fohrer
----------------------------
Alan J. Fohrer                                  Executive Vice President,
                                                and Chief Financial Officer


Controller and Principal Accounting Officer:

Thomas M. Noonan
----------------------------
Thomas M. Noonan                                Vice President and Controller


Additional Directors:

Winston H. Chen               Director      James M. Rosser         Director
-----------------------------               -----------------------
Winston H. Chen                             James M. Rosser

Warren Christopher            Director      E. L. Shannon, Jr.      Director
-----------------------------               -----------------------
Warren Christopher                          E. L. Shannon, Jr.

Stephen E. Frank              Director      Robert H. Smith         Director
-----------------------------               -----------------------
Stephen E. Frank                            Robert H. Smith

Joan C. Hanley                Director      Thomas C. Sutton        Director
-----------------------------               -----------------------
Joan C. Hanley                              Thomas C. Sutton

Carl F. Huntsinger            Director      Daniel M. Tellep        Director
-----------------------------               -----------------------
Carl F. Huntsinger                          Daniel M. Tellep

Charles D. Miller             Director      James D. Watkins        Director
-----------------------------               -----------------------
Charles D. Miller                           James D. Watkins

Luis G. Nogales               Director      Edward Zapanta          Director
-----------------------------               -----------------------
Luis G. Nogales                             Edward Zapanta

Ronald L. Olson               Director
-----------------------------
Ronald L. Olson